UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2014

TEL Offshore Trust

(Exact name of registrant as specified in its charter)

Texas	1-6910	76-6004064
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation )	File Number)	Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee
919 Congress Avenue
Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 236-6599

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2014, the Bank of New York Mellon made an advance to the TEL Offshore Trust (the “Trust”) in the amount of $363,000, and the Bank of New York Mellon Trust Company, N.A., in its capacity as corporate trustee (the “Trustee”) for the Trust, as the borrower, has entered into a Demand Promissory Note (the “Demand Note”) with the Bank of New York Mellon, as lender (the “Lender”), relating to the unsecured $363,000 advance.  The Demand Note bears interest at the rate of one-half percent (0.5%) per annum.  Pursuant to the terms of the Demand Note, all amounts outstanding under the Demand Note will be due and payable in cash on the earliest to occur of (i) the date written demand for payment is made by the Lender or (ii) December 31, 2015.  The Trust may prepay any outstanding principal and accrued and unpaid interest under the Demand Note, in whole or in part, at any time without penalty.

The foregoing description of the Demand Note is qualified in its entirety by reference to the full text of the Demand Note, a copy of which is attached as Exhibit 10.1 to the Form 8-K, which is incorporated by reference into this Item 1.01.

Item 2.02 Results of Operation and Financial Condition.

On October 6, 2014, the Trust issued a press release (the “Press Release”) announcing that there will be no trust distribution for the third quarter of 2014 for unitholders of record on September 30, 2014.  The Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information in Item 2.02 of this Current Report and the information in the exhibit attached hereto announcing there will be no distribution and providing financial and operating information for the royalty properties shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, but is instead furnished for purposes of that instruction.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described in Item 1.01, the Trustee has entered into the Demand Note with the Lender to evidence the advance made on October 1, 2014. The information and summaries set forth in Item 1.01 are incorporated by reference into this Item 2.03.

The Trustee currently expects to use the proceeds of the loan under the Demand Note from time to time to meet current financial obligations of the Trust not otherwise covered by royalty income.  The Trust Agreement for the Trust prohibits the Trustee from making any distributions to unitholders until the loan is repaid in full.

Item 8.01 Other Events.

The Press Release issued by the Registrant on October 6, 2014 included an update relating to the previously announced probate proceeding initiated by the trustees of the Registrant.  The information concerning the probate proceeding contained in the Press Release attached to this Current Report as Exhibit 99.1 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit 10.1                              Demand Promissory Note in the original principal amount of $363,000, dated October 1, 2014

Exhibit 99.1                              TEL Offshore Trust’s Press Release dated October 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEL Offshore Trust

	By:	The Bank of New York Mellon Trust Company, N.A.,
as Trustee

Date: October 6, 2014		By:	/s/ Mike Ulrich
Mike Ulrich
Vice President and Trust Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Demand Promissory Note in the original principal amount of $363,000, dated October 1, 2014

99.1	TEL Offshore Trust’s Press Release dated October 6, 2014.